SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934




      Date of Report (date of earliest event reported): September 30, 2002



                                 TRANSOCEAN INC.
             (Exact name of registrant as specified in its charter)



            CAYMAN ISLANDS               333-75899            66-0587307

    (State or other jurisdiction of     (Commission      (I.R.S. Employer
     incorporation or organization)     File Number)     Identification No.)
     ------------------------------     ------------     -------------------




                                4 GREENWAY PLAZA
                              HOUSTON, TEXAS 77046
              (Address of principal executive offices and zip code)



       Registrant's telephone number, including area code: (713) 232-7500

ITEM  9.    REGULATION  FD  DISCLOSURE.

     In accordance with Regulation FD, the information set forth below is being furnished in connection with the drilling fleet of Transocean Inc. (the "Company"). The information in Item 9 of this report is being furnished, not filed. Accordingly, the information in Item 9 of this report will not be incorporated by reference into any registration statement filed by the Company under the Securities Act of 1933, as amended, unless specifically identified therein as being incorporated therein by reference.

     Drilling rig status and contract information, including contract dayrate and duration, as of September 30, 2002 on the drilling fleet of the Company has been condensed into a report entitled "Monthly Fleet Update" and will be available through the company's website at www.deepwater.com. The report will be located in the "Investor Relations / Financial Reports" section of the site and is comprised of two segments, "Monthly Fleet Update" and "Monthly Fleet Update - Domestic Jackups and Barges." You may subscribe to the free Transocean Financial Report Alert which will alert you to new Monthly Fleet Updates. This service will send you an automated email which will provide a link directly to the web page containing the updated report. You may subscribe to this service at the "Investor Relations / Email Alerts" section of the site by selecting "Transocean Financial Report Alert" and providing your email address.

     The statements made in the Monthly Fleet Update that are not historical facts are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Forward-looking statements made in the Monthly Fleet Update include, but are not limited to, statements involving the estimated duration of client contracts, contract dayrate amounts and future contract commencement dates and locations. Such statements are subject to numerous risks, uncertainties and assumptions, including but not limited to, uncertainties relating to the level of activity in offshore and U.S. inland marine oil and gas exploration and development, exploration success by producers, oil and gas prices, competition and market conditions in the contract drilling industry, actions and approvals of third parties, the Company's ability to successfully integrate the operations of acquired businesses, newbuild rig performance, possible cancellation or suspension of drilling contracts as a result of mechanical difficulties or performance, the Company's ability to enter into and the terms of future contracts, the availability of qualified personnel, labor relations and the outcome of negotiations with unions representing workers, operating hazards, political and other uncertainties inherent in non-U.S. operations (including the risk of war and civil disturbance, seizure or damage of equipment and exchange and currency fluctuations), the impact of governmental laws and regulations, the adequacy of sources of liquidity, the effect of litigation and contingencies and other factors described above and discussed in the Company's Form 10-Q for the quarter ended June 30, 2002 and Form 10-K for the year ended December 31, 2001 and in the Company's other filings with the SEC, which are available free of charge on the SEC's website at www.sec.gov. Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, actual results may vary materially from those indicated. You should not place undue reliance on forward-looking statements. Each forward-looking statement speaks only as of the date of the particular statement, and we undertake no obligation to publicly update or revise any forward-looking statements.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                         TRANSOCEAN  INC.



Date:  September  30,  2002              By:     /s/  Eric B. Brown
                                                 ---------------------------
                                         Name:   Eric  B.  Brown
                                         Title:  Senior Vice President, General
                                                 Counsel and Corporate Secretary